Magnolia Oil & Gas Second Quarter 2023 Earnings Presentation August 2, 2023 Christopher Stavros – President & CEO Brian Corales – Senior Vice President & CFO Jim Johnson – Vice President, Finance, IR & Treasurer Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the supply and demand for oil, natural gas, NGLs, and other products or service, including the impacts of actions taken by OPEC and other state-controlled oil companies ; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, EBITDAX, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 13, adjusted EBITDAX reconciliation is shown on page 14 of the presentation, adjusted net income is shown on page 15, and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 9. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Second Quarter 2023 Key Financial Metrics 3 • 2Q23 total production grew 10% year over year to 81.9 Mboe/d, with D&C capital of $86 million (42% of adjusted EBITDAX(1)) • Cost reduction initiative delivering strong results, reducing capital spending guidance to $425 - $440 million; represents a 14% reduction from original 2023 guidance • Increasing full year production growth target to 7% to 8% from strong Giddings well results • Returned $69.4 million(2) to shareholders during 2Q23, inclusive of $44.8 million of share repurchases (2.3 million shares) and $24.6 million of dividends, while growing cash to $677 million • Share buyback authorization was increased by 10 million shares, bringing the total remaining authorization to 14.2 million Class A Common shares Item 2Q23 2Q22 % Change Total Production (Mboe/d) 81.9 74.2 10% Giddings and Other Production as a % of total 70% 59% 11% Revenue ($ MM) $280 $485 (42%) Adjusted EBITDAX ($ MM) (1) $203 $393 (48%) Adjusted Net Income ($ MM) (1) $97 $294 (67%) D&C Capex ($ MM) $86 $122 (29%) Free Cash Flow ($ MM) (1) $93 $251 (63%) Cash Balance ($ MM) $677 $502 35% Weighted average diluted shares outstanding (MM) (3) 211.4 222.4 (5%) (1) Adjusted EBITDAX, Adjusted Net Income, and Free Cash Flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see pages 14, 15 and 13. (2) Includes $1.1 MM of share repurchases incurred during the second quarter, but settled during the third quarter of 2023, and excludes $5.4 MM of share repurchases incurred during the first quarter, but settled during the second quarter of 2023. (3) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding.

2Q 2023 Cash Flow Reconciliation 667 204 26 25 49 87 7 677 0 100 200 300 400 500 600 700 800 900 Cash 3/31/2023 Cash Flow from Operations Changes in Working Capital and Other Dividends Common Stock Repurchases D&C and Facilities Capital Acquisitions Cash 6/30/2023 (1) (4)(3)(2) (In millions) (1) Cash flow from operations before changes in working capital. (2) Comprised of $26 MM of working capital changes including capital accruals. (3) Includes $22 MM of dividends paid to Class A shareholders and $3 MM of distributions to noncontrolling interest holders. (4) Comprised of $49 MM Class A Common Stock of which $5 MM was incurred in 1Q and settled in 2Q. 4

Share Repurchase Summary Through 2Q 2023 5 Share Reduction Summary (Million Shares) • Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 30.0(1) million shares of Class A common stock as well as 26.9 million shares of Class B common stock, for a total reduction of 56.9 million shares, or approximately 22% of the diluted shares outstanding as of the authorization date. ‒ Repurchased 2.3 million shares during 2Q23. • Magnolia plans to continue to opportunistically repurchase at least 1% of the total shares outstanding each quarter. • Magnolia’s Board approved a 10 million share increase to the current share repurchase authorization. Including this increase, there are 14.2 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021. (1)

Magnolia Oil & Gas – Differentiated Dividend Framework 6 • The quarterly dividend rate of $0.115 per share is a 15% increase from 2022. • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan and demonstrates the quality of our assets. • Our approach is meant to appeal to long-term investors who seek dividend safety, moderate and regular dividend growth, and a dividend that is paid out of actual earnings. • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product price environment ($55 oil and $3.50 natural gas), and within our current cost structure. • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise while providing a secure and growing dividend. Dividend Principles  Secure & Sustainable – Dividend is safe, and supported by our strong balance sheet, prudent spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of earnings generated by the business, and will not exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these regular dividend payments to grow annually based on execution of our plan, which includes moderate production growth and share reduction $0.28/share $0.40/share $0.46/share 2021 2022 2023 43% Increase 15% Increase Note: Dividend of $0.28 per share represents annual run rate relating to 2021 results under initial semi-annual dividend framework.

Magnolia Oil & Gas – Summary Balance Sheets 7 (in thousands) June 30, 2023 December 31, 2022 Cash $676,568 $675,441 Current assets 138,272 175,306 Property, plant and equipment, net 1,599,504 1,533,029 Other assets 152,377 188,809 Total assets $2,566,721 $2,572,585 Current liabilities $263,000 $340,273 Long-term debt, net 391,590 390,383 Other long-term liabilities 102,273 101,738 Total equity 1,809,858 1,740,191 Total liabilities and equity $2,566,721 $2,572,585

$400 $450 2023 2024 2025 2026 2Q 2023 Capital Structure and Liquidity Overview 8 Capital Structure Overview • Maintaining low financial leverage profile ‒ Currently have a net cash position of $277 MM ‒ Net Debt / Q2 annualized adjusted EBITDAX of -0.3x • Current Liquidity of $1.1 billion, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Borrowing Base $0 Credit Facility Borrowings (as of 6/30/23) 6.00% Senior Unsecured Notes Capitalization Summary As of 6/30/2023 Cash and Cash Equivalents $677 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $1,810 Net Debt / Q2 Annualized Adjusted EBITDAX -0.3x Net Debt / Total Book Capitalization -13% Liquidity Summary As of 6/30/2023 Cash and Cash Equivalents $677 Credit Facility Availability $450 Liquidity (1) $1,127

Magnolia Oil & Gas – Margin and Cost Structure 9 (1) Lease operating expenses exclude non-cash stock based compensation of $0.5 MM, or $0.07 per boe, and $0.3 MM, or $0.05 per boe, for the quarters ended June 30, 2023 and 2022, respectively. (2) G&A expenses exclude non-cash stock based compensation of $3.6 MM, or $0.48 per boe, and $3.2 MM, or $0.47 per boe, for the quarters ended June 30, 2023 and 2022, respectively. (3) Adjusted cash operating costs and adjusted cash operating margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Revenue $37.62 $71.78 Total Cash Operating Costs: Lease Operating Expenses (1) (4.87) (4.78) Gathering, Transportation & Processing (1.39) (2.43) Taxes Other Than Income (2.04) (4.06) Exploration Expenses - (0.50) General & Administrative Expenses (2) (2.03) (2.27) Total Adjusted Cash Operating Costs (3) (10.33) (14.04) Adjusted Cash Operating Margin (3) $27.29 $57.74 Margin % 73% 80% Non-Cash Costs: Depreciation, Depletion, and Amortization (10.34) (8.48) Asset Retirement Obligations Accretion (0.11) (0.12) Non-cash stock based compensation (0.55) (0.52) Total non-cash costs (11.00) (9.12) Operating Income Margin $16.29 $48.62 Margin % 43% 68% >100% of the decrease in Adjusted Operating Margin is due to commodity prices $34.16/Boe $32.33/Boe

Commitment to Sustainability 10 Magnolia’s 2023 Sustainability Report is Available on Our Website Under the Sustainability Tab 1) Gas flared as a percent of total production. 2) Number of work-related injuries and illnesses per 200,000 workhours. 2023 Sustainability Report Highlights Include:  Magnolia record for lowest annual flaring rate1 at 0.11%, a reduction of almost 90% since 2019  Addition of scope 2 emissions reporting; providing further disclosure of the Company’s operations  Continued production of low intensity barrels – 2022 scope 1 intensity of 14.9 metric tons CO2e/Mboe, approximately 10% below 2019 levels  Focused on strengthening local communities through employment opportunities and utilizing local vendors  Commitment to safe operations – low total recordable incident rate and strong HSE training initiatives Flaring Intensity(1) 0.99% 0.69% 0.28% 0.11% 2019 2020 2021 2022 0.57 0.49 2021 2022 Board Diversity and Independence Total Recordable Incident Rate(2) (TRIR) 29% FEMALE 2 of 7 Board members are women. 14% MINORITIES 1 of 7 Board members identifies as a minority. 71% INDEPENDENCE 5 of 7 Board members are independent.

Appendix

Magnolia Oil & Gas – Overview • High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple • Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality • Asset Overview: – ~22,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens – ~460,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory – Both assets expected to remain self funding and within cash flow 12 ~483,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S. Market Statistics Trading Symbol (NYSE) MGY Share Price as of 7/31/2023 $22.15 Common Shares Outstanding (1) 210 million Market Capitalization $4.7 billion Long-term Debt – Principal $400 million Cash as of 6/30/2023 $677 million Total Enterprise Value $4.4 billion Operating Statistics Karnes Giddings Total Net Acreage 22,785 460,182 482,967 2Q23 Net Production (Mboe/d) (2) 24.4 57.5 81.9 (1) Common Stock outstanding includes Class A and Class B Stock. (2) Giddings includes other production not located in the Giddings Field. Karnes County Giddings Field Dewitt Gonzales

Free Cash Flow Reconciliations 13 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Net cash provided by operating activities $201,775 $379,135 Add back: Changes in operating assets and liabilities 2,721 (16,690) Cash flows from operations before changes in operating assets and liabilities $204,496 $362,445 Additions to oil and natural gas properties (86,743) (123,231) Changes in working capital associated with additions to oil & gas properties (24,447) 11,548 Free cash flow(1) $93,306 $250,762

Adjusted EBITDAX Reconciliations 14 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (2) Q2 2023 and 2022 include adjustments of $5.3 MM and $6.3 MM, respectively, related to earnout payments associated with the sale of the Company’s 35% membership interest in Ironwood Eagle Ford Midstream, LLC in 2020. Q2 2023 also includes an adjustment of $3.9 MM related to the gain on the sale of the company’s 84.7% interest in Highlander Oil & Gas Holdings LLC. (in thousands) For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Net income $104,596 $299,905 Exploration expenses - 3,408 Asset retirement obligations accretion 823 802 Depreciation, depletion and amortization 77,008 57,254 Interest expense, net 1,149 7,017 Income tax expense 24,847 27,875 EBITDAX (1) $208,423 $396,261 Other income adjustment (2) ($9,193) ($6,333) Non-cash stock based compensation expense $4,092 $3,517 Adjusted EBITDAX (1) $203,322 $393,445

Adjusted Net Income Reconciliation 15 (1) Q2 2023 and 2022 include adjustments of $5.3 MM and $6.3 MM, respectively, related to earnout payments associated with the sale of the Company’s 35% membership interest in Ironwood Eagle Ford Midstream, LLC in 2020. Q2 2023 also includes an adjustment of $3.9 MM related to the gain on the sale of the Company’s 84.7% interest in Highlander Oil & Gas Holdings LLC. (2) Represents corporate income taxes at an assumed annual effective tax rate of 19.4% for the quarter ended June 30, 2023. There was no change in estimated income tax for the quarter ended June 30, 2022 due to a full valuation allowance against net deferred tax assets. (3) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (4) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Net income $104,596 $299,905 Adjustments: Other income adjustment (1) (9,193) (6,333) Change in estimated income tax(2) 1,782 - Adjusted Net Income (3) $97,185 $293,572 (in thousands) Total Share Count For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Diluted weighted average shares of Class A Common Stock outstanding during the period 189,567 188,589 Weighted average shares of Class B Common Stock outstanding during the period (4) 21,827 33,779 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (4) 211,394 222,368

Magnolia Oil & Gas – Operating Highlights 16 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Production: Oil (MBbls) 3,100 3,019 Natural gas (MMcf) 13,784 12,464 Natural gas liquids (MBbls) 2,054 1,656 Total (Mboe) 7,451 6,752 Average daily production: Oil (Bbls/d) 34,065 33,178 Natural gas (Mcf/d) 151,469 136,966 Natural gas liquids (Bbls/d) 22,571 18,194 Total (Boe/d) 81,881 74,200 Revenues (in thousands): Oil revenues $223,147 $332,791 Natural gas revenues 20,847 85,345 Natural gas liquids revenues 36,297 66,513 Total Revenues $280,291 $484,649 Average Sales Price: Oil (per Bbl) $71.98 $110.22 Natural gas (per Mcf) 1.51 6.85 Natural gas liquids (per Bbl) 17.67 40.17 Total (per Boe) $37.62 $71.78 NYMEX WTI (per Bbl) $73.75 $108.42 NYMEX Henry Hub (per Mcf) $2.09 $7.17 Realization to benchmark: (1) Oil (% of WTI) 98% 102% Natural gas (% of Henry Hub) 72% 96%

Magnolia Oil & Gas – Production Results 17 Combined Karnes Giddings & Other Combined Karnes Giddings & Other For the Quarter Ended June 30, 2023 For the Quarter Ended June 30, 2022 Production: Oil (MBbls) 3,100 1,260 1,840 3,019 1,656 1,363 Natural gas (MMcf) 13,784 2,977 10,807 12,464 3,390 9,074 Natural gas liquids (MBbls) 2,054 466 1,588 1,656 519 1,137 Total (Mboe) 7,451 2,222 5,229 6,752 2,740 4,012 Average Daily Production Volume: Oil (MBbls/d) 34.1 13.9 20.2 33.2 18.2 15.0 Natural gas (MMcf/d) 151.5 32.7 118.8 137.0 37.3 99.7 Natural gas liquids (MBbls/d) 22.6 5.1 17.5 18.2 5.7 12.5 Total (MBoe/d) 81.9 24.4 57.5 74.2 30.1 44.1